Exhibit 10.11

Certain identified information

has been excluded from this exhibit pursuant

to
Item 601(b)(10)(iv) of Regulation

S-K because it is both not

material and would
likely cause competitive

harm to the registrant

if publicly disclosed.

ORDER

Prepared for: Oriental

Bank

254 Munoz Rivera

Avenue15th

Floor San Juan, PR 00918
Order Effective

Date:
7/28/2020

Fidelity Information

Services,

LLC 601

Riverside

Avenue
Jacksonville,

FL 32204-2946

This Order is

governed

by the Technology

Outsourcing

Agreement

originally

entered into between
Oriental Bank
(“ Client ”) and Metavante Corporation dated 1/26/2007 (“ Agreement
”). The

Solution

Terms below

apply to

the
referenced

Solutions,

in addition to

the Technology Outsourcing Agreement. By

signing this Order, Client

agrees to
purchase the Services

and license the

Software listed

on the attached

pricing attachment(s).
SOLUTIONS

& TERM

Each Service on this Order will begin on the Commencement Date for that Service and continue for the initial term in the table above (the “ Initial Term
”). After the Initial Term,

or the then current Renewal Term,

the term of the Service
automatically

renews for successive renewal terms as set

forth in the table

above (each, a “
Renewal Term ”) unless
terminated

by Client or FIS

in writing at least 180

days prior to the

last day of the

Initial Term or

of the then current
Renewal Term.
As of the Order Effective Date above, Metavante Corporation hereby assigns, and Fidelity Information

Services,

LLC,
herby assumes, all of

the rights and

obligations

of the Agreement existing or

accruing on or before

the date of

this
Amendment to the same extent

as if Fidelity Information Services,

LLC had been the original party to the
Agreement .
The parties agree

that the

Agreement is hereby

Amended

to replace

references to “Metavante

Corporation”

with
references

to Fidelity Information

Services,

LLC, whose principal

place of business is 601 Riverside Avenue,
Jacksonville,

FL 32204-2946.

All references

to “Metavante”

or “FIS” shall

hereafter refer

to Fidelity Information

Services,
LLC.
This Order

may be

executed

and delivered

by electronic

means. Electronic

signatures will

be deemed

original
signatures

for all purposes and will legally bind the parties to the same extent as an original signature.

In the event of
any conflict between

this Order and

the Agreement,

the terms of this

Order govern the

Solutions

on this Order.

ORIENTAL BANK
FIDELITY INFORMATION

SERVICES,

LLC
Signature:

/s/ Ana Ramos
Signature:

/s/ Matthew Egan
Name:
Ana Ramos
Name:
Matthew Egan
Title:
Ana T. Ramos, CIO
Title:
Accounting Manager
Date:
November 18, 2020 | 15:05 PST
Date:

November 30, 2020 | 11:30 EST

Account ID: 11461 OID: 00663758
Solution Applicable Solution
Terms (Existing)
Applicable
Solution Terms
(Attached)
Initial Term Renewal Term
IBS Banking System The existing
Technology
Outsourcing

Agreement
Coterminous

with
the Services
provided under

the
Technology
Outsourcing
Agreement.
Coterminous

with
the Services
provided under
the Technology
Outsourcing
Agreement.

Prepared for: Oriental Bank

PRICING

ATTACHMENT
ORIENTAL

BANK

REVISED:

OCTOBER

23, 2020
[* * *]

Company

Confidential/SB/663758/S1/C3